Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

     In connection with the Quarterly Report of Compex Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2004, as filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Dan W. Gladney, Chief Executive Officer of the Company, and Scott P. Youngstrom, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan W. Gladney

Dan W. Gladney
Chief Executive Officer
November 9, 2004

/s/ Scott P. Youngstrom

Scott P. Youngstrom
Chief Financial Officer
November 9, 2004

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